SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

               Date of Report - October 25, 2004

               ORRSTOWN FINANCIAL SERVICES, INC.
              ----------------------------------
    (Exact name of registrant as specified in its charter)

 Pennsylvania                33-18888           23-2530374
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)       Identification
incorporation)                                    Number)


77 East King Street
P. O. Box 250, Shippensburg, Pennsylvania        17257
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 532-6114
            --------------



                              N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)

















                  Page 1 of 7 Numbered Pages
               Index to Exhibits Found on Page 5
Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Orrstown Financial Services, Inc., the parent company of Orrstown Bank, has announced third quarter 2004 earnings of $ 1,966,000, or $ .39 per share versus $ 1,735,000, or $ .34 per share for the third quarter of 2003.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.


                  Page 2 of 7 Numbered Pages
               Index to Exhibits Found on Page 5
Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          Not Applicable.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated October 20, 2004 of Orrstown
                    Financial Services, Inc.












                 Page 3 of 7 Numbered Pages
              Index to Exhibits Found on Page 5
          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ORRSTOWN FINANCIAL SERVICES,
INC.
                              (Registrant)


Dated:  October 25, 2004      /S/Bradley S. Everly
                              -----------------------------
                              Bradley S. Everly
                              Senior Vice President & CFO
                              Chief Financial Officer






































                 Page 4 of 7 Numbered Pages
              Index to Exhibits Found on Page 5

                         EXHIBIT INDEX


                                                   Page Number
                                                   In Manually
 Exhibit                                          Signed Original

99             News Release, dated October 20,
               2004, of Orrstown Financial
               Services, Inc.                            6













































                  Page 5 of 7 Numbered Pages
               Index to Exhibits Found on Page 5
Exhibit 99



               ORRSTOWN FINANCIAL SERVICES, INC.



                                                          CONTACT:
                                                  Nathan A. Eifert
                                                    Vice President
                                                      717-530-3545
FOR IMMEDIATE RELEASE                         neifert@orrstown.com

 Orrstown Financial Services, Inc.
                      Reports Record Third Quarter Earnings

      Shippensburg, PA (October 20, 2004) - Orrstown Financial Services, Inc. (OTC Bulletin Board: ORRF), the parent company of Orrstown Bank, has announced third quarter 2004 earnings of $1,966,000, or $.39 per share versus $1,735,000, or $.34 per share for the third quarter of 2003. This represents a 13.3% increase in third quarter earnings compared to the prior year. Net income for the nine months ended September 30, 2004 was $5,663,000, or an 11.1% increase over the $5,096,000 earned in 2003. Earnings per share grew 9.9% from $1.01 per share for the first nine months of 2003 to $1.11 for the first nine months of 2004.
      The 2004 third quarter cash dividend declared was $.13 per share versus $.1050 per share during the third quarter of 2003, which reflects a 23.8% increase. Dividends declared for the nine months ended September 30, 2004 totaled $.37 per share versus $.3055 per share for the same period in 2003, or an increase of 21.1%. All per share amounts have been restated to reflect a 2-for-1 stock split paid February 10, 2004.
     Return on average assets and return on average equity were 1.53% and 16.77% respectively for the third quarter of 2004 versus 1.50% and 16.70% respectively for the third quarter of 2003.
      Net interest income rose $1,527,000, or 12.4% to $13,869,000 during the first nine months of 2004 versus $12,342,000 for the first nine months of 2003. Non-interest income, excluding securities transactions, rose $399,000, or 8.6% to $5,064,000 during the first nine months of 2004 versus the $4,665,000 generated a year earlier.

                                   -- MORE --
                           Page 6 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5
      "During this quarter, total consolidated assets of the company surpassed the half-billion mark," commented Kenneth R. Shoemaker, President and Chief Executive Officer. "We are delighted that we have reached this significant milestone through strong, consistent performance and the diligent efforts of our dedicated team. As always, we remain committed to providing our customers with the best banking experience possible while maintaining the true traditions of hometown banking."
     With over $500 million in assets, Orrstown Financial Services, Inc. and its subsidiary, Orrstown Bank, provide a full range of consumer and business financial services through thirteen banking offices and three remote service facilities located in Cumberland and Franklin Counties of Pennsylvania. Orrstown Financial Services, Inc.'s stock is traded in the over-the-counter market under the symbol ORRF.

A summary of financial highlights follows:

For Quarter Ended:                 September 30,   September 30,      % Change
                                            2004            2003
Net Income                            $1,966,000      $1,735,000       + 13.3%
Primary Earnings Per Share                  $.39            $.34       + 14.7%
Diluted Earnings Per Share                  $.37            $.33       + 12.1%
Dividends Per Share                         $.13          $.1050       + 23.8%
Return on Assets                           1.53%           1.50%
Return on Equity                          16.77%          16.70%

For Nine Months Ended:             September 30,   September 30,      % Change
                                            2004            2003
Net Income                            $5,663,000      $5,096,000       + 11.1%
Primary Earnings Per Share                 $1.11           $1.01       +  9.9%
Diluted Earnings Per Share                 $1.07            $.98       +  9.2%
Dividends Per Share                         $.37          $.3055       + 21.1%
Return on Assets                           1.54%           1.56%
Return on Equity                          16.62%          17.08%

Balance Sheet Highlights:          September 30,   September 30,      % Change
                                            2004            2003
Assets                              $519,403,000    $464,958,000       + 11.7%
Loans, Gross                        $379,021,000    $326,220,000       + 16.2%
Deposits                            $397,411,000    $355,685,000       + 11.7%
Equity                               $47,435,000     $41,132,000       + 15.3%

Certain statements in this release may constitute "forward looking statements" under the Private Securities Litigation Reform Act of 1995, which involve risk and uncertainties. Orrstown Financial's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, and government regulation.

                           Page 7 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5